SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2010

FUSHI COPPERWELD, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of
incorporation or organization)

0-19276	13-3140715
(Commission File Number)	(I.R.S. Employer Identification Number)

1 Shuang Qiang Road
Jinzhou, Dalian, People’s Republic of China
(Address of principal executive offices)

116100
(Zip Code)

(011)-86-411-8770-3333
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On January 14, 2010, Fushi Copperweld, Inc. issued a press release announcing the execution of a five-year exclusive representative sales and distribution agreement with Copperhead Industries LLC.  A copy of the press release is annexed hereto as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)  The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated, January 14, 2010 issued by Fushi Copperweld, Inc.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FUSHI COPPERWELD, INC.

Date: January 14, 2010	By:	/s/ Wenbing (Christopher) Wang
Name: Wenbing (Christopher) Wang
Title: President